EXHIBIT 32.1

Sino American Oil Co

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sino American Oil Co (the Company) on Form 10-Q for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Boriss Aleksandrov, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Boriss Aleksandrov and will be retained by Sino American Oil Co and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 17, 2024

By: /s/ Boriss Aleksandrov

Boriss Aleksandrov,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Sino American Oil Co

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sino American Oil Co (the Company) on Form 10-Q for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Boriss Aleksandrov, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Boriss Aleksandrov and will be retained by Sino American Oil Co and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 17, 2024

By: /s/ Boriss Aleksandrov

Boriss Aleksandrov,

Chief Financial Officer

(Principal Financial Officer)